UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
September 29, 2004

Scheid Vineyards Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22857	77-0461833
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

305 Hilltown Road

Salinas, California 93908
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(831) 455-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2004, the Company entered into an agreement to purchase 370,300 shares of its $.001 par value Class A Common Stock from Wellington Management Company, llp (“Wellington”) at a purchase price of $5.50 per share.  Wellington is selling the securities in its capacity as an investment advisor for certain of its client accounts.

Item 9.01 Financial Statements and Exhibits.

(c)                               Exhibits.

Exhibit No.	Description

10.1	Letter dated September 29, 2004 to Wellington Management Company, llp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2004

Scheid Vineyards Inc.

	By:	/S/ Michael S. Thomsen
Michael S. Thomsen
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Letter dated September 29, 2004 to Wellington Management Company, llp